UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2014

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360 (Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On April 23, 2014, the stockholders of Teledyne Technologies Incorporated (“Teledyne”), upon recommendation of the Board of Directors, approved the Teledyne Technologies Incorporated 2014 Incentive Award Plan (the “2014 Plan”). The maximum number of shares of our common stock that are authorized for issuance under the 2014 plan is 3,236,278, consisting of the sum of (a) 1,800,000 newly authorized shares and (b) 1,436,278 shares available for issuance under the Teledyne Technologies Incorporated Amended and Restated 2008 Incentive Award Plan (the “2008 Plan”) as of the effective date of the 2014 Plan. To the extent outstanding awards under the 2008 Plan are forfeited or lapse unexercised and which following the effective date of the 2014 Plan are not issued under the 2008 Plan, the shares of Common Stock subject to such awards will be available for future issuance under the 2014 Plan.
The terms and provisions of the 2014 Plan are described in greater detail in proposal 2 in Teledyne’s Proxy Statement for the 2014 Annual Meeting of Stockholders (“Proxy Statement”). The Proxy Statement, which also includes a summary description of the 2014 Plan, was filed with the Securities and Exchange Commission on March 5, 2014. The descriptions of the 2014 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2014 Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)-(b)     The 2014 Annual Meeting of Stockholders of Teledyne was held on April 23, 2014. The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1. The four nominees proposed by the Board of Directors were elected as Class III directors for a three-year term expiring at the 2017 Annual Meeting by the following votes:

Name	For	Withheld	Broker Non-Votes
Roxanne S. Austin	30,706,038	2,287,272	2,238,510
Ruth E. Bruch	32,568,200	425,110	2,238,510
Frank V. Cahouet	31,903,894	1,089,416	2,238,510
Kenneth C. Dahlberg	32,572,048	421,262	2,238,510
Other continuing directors include (1) Class I directors, Simon M. Lorne, Paul D. Miller and Wesley W. von Schack, whose terms expire at the 2015 Annual Meeting, and (2) Class II directors, Charles Crocker, Robert Mehrabian and Michael Smith, whose terms expire at the 2016 Annual Meeting.

2.    A proposal to approve the Teledyne Technologies Incorporated 2014 Incentive Award Plan was approved by a vote of 30,945,589 “for” versus 1,751,432 “against.” There were 296,289 abstentions and 2,238,510 broker non-votes with respect to this action.

3.    A proposal to ratify the appointment of Ernst & Young LLP as Teledyne’s independent registered public accounting firm for 2014 was approved by a vote of 34,074,566 “for” versus 874,830 “against.” There were 282,424 abstentions and no broker non-votes with respect to this action.

4.    The proposal to approve the non-binding advisory resolution on Teledyne’s executive compensation was approved by a by a vote of 31,409,930 “for” versus 1,269,728 “against.” There were 313,652 abstentions and 2,238,510 broker non-votes with respect to this action

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1	Teledyne Technologies Incorporated 2014 Incentive Award Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed March 5, 2014)†
Exhibit 10.2	Form of stock option agreement terms and conditions under the Teledyne Technologies Incorporated 2014 Incentive Award Plan†
Exhibit 10.3	Administrative Rules of the Teledyne Technologies Incorporated 2014 Incentive Award Plan Related To Non-Employee Director Stock Compensation†

†Denotes management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:    /s/ Susan L. Main

Susan L. Main
Senior Vice President and Chief Financial Officer

Dated April 24, 2014

EXHIBIT INDEX
Description
(d) Exhibits

Exhibit 10.1	Teledyne Technologies Incorporated 2014 Incentive Award Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed March 5, 2014)†
Exhibit 10.2	Form of stock option agreement terms and conditions under the Teledyne Technologies Incorporated 2014 Incentive Award Plan†
Exhibit 10.3	Administrative Rules of the Teledyne Technologies Incorporated 2014 Incentive Award Plan Related To Non-Employee Director Stock Compensation†

†Denotes management contract or compensatory plan or arrangement